UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-22642 and 811-22672

Name of Fund: BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master

    Portfolio LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Alternatives

Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC, 55 East 52nd Street,

New York, NY 10055

Registrants’ telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2013

Date of reporting period: 09/30/2012

Item 1 – Report to Stockholders

September 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Alternatives Allocation Portfolio LLC

BlackRock Alternatives Allocation FB Portfolio LLC

BlackRock Alternatives Allocation TEI Portfolio LLC

BlackRock Alternatives Allocation FB TEI Portfolio LLC

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Dear Member

This report reflects your fund’s reporting period ended September 30, 2012. The following review is intended to provide you with additional market prospective over the past 12 months.

Late in the summer of 2011, financial markets were upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Investor confidence had crumbled. However, the fourth quarter of 2011 brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the eurozone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Although global economic data continued to be mixed, the spate of downside surprises seen in the second quarter had receded and, outside of Europe, the risk of recession largely subsided. Additionally, in response to growing debt pressures, the European Central Bank allayed investors’ fears by stating its conviction to hold the eurozone together. Early in September, the European Central Bank announced a plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited - and surprisingly aggressive – stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and improving labor market conditions. These central bank actions boosted risk assets globally as investors increased their risk appetites in their search for higher returns.

All asset classes performed well for the 12-month period ended September 30, 2012, with particularly strong returns from US stocks and high yield bonds. For the six-month period, fixed income investments outperformed equities. US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds and tax-exempt municipals. High yield bonds also generated solid returns. US stocks finished the six-month period with modest gains, while international and emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The financial world is more uncertain than ever, but there are new avenues of opportunity – new ways to invest and new markets to invest in. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	3.43%	30.20%
US small cap equities (Russell 2000® Index)	1.60	31.91
International equities (MSCI Europe, Australasia, Far East Index)	(0.70)	13.75
Emerging market equities (MSCI Emerging Markets Index)	(1.84)	16.93
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	6.78	5.66
US investment grade bonds (Barclays US Aggregate Bond Index)	3.68	5.16
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.50	8.84
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.40	19.35
HFRI Fund of Funds Composite Index	0.05	2.93

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds Summary as of September 30, 2012

Fund Overview

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (and collectively the “Feeder Funds”) invest, directly or indirectly, all or substantially all of their investable assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, together with the Feeder Funds, the “Funds”).

The Funds’ investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Funds seek to accomplish this objective by providing investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds generally may pursue Alternative Strategies either through investments (i) in private funds or other pooled investment vehicles (collectively, “Portfolio Funds”) managed by third-party investment managers (“Managers”), or (ii) directly in securities (other than those of Portfolio Funds) or other financial instruments (i.e., by implementing an Alternative Strategy directly, rather than indirectly through a Portfolio Fund investment).

No assurance can be given that the Funds’ investment objective will be achieved.

Portfolio Management Commentary

How did the Funds perform?

—

For the period beginning with the Funds’ commencement of operations on April 2, 2012 through September 30, 2012, through their investment in the Master Fund, the Core Fund returned 2.30%, the FB Core Fund returned 1.30%, the TEI Core Fund returned 2.00% and the FB TEI Core Fund returned 2.80% based on net asset value.

Underlying Strategies of the Master Fund

—

During the period, the Master Fund invested in various types of Alternative Strategies in any of six major categories including hedge fund, private equity, real asset, real estate, enhanced credit and opportunistic strategies, any of which may be implemented indirectly through investments in Portfolio Funds, or directly through investments in securities (other than those of Portfolio Funds) or other financial instruments. The Master Fund will invest in the underlying strategies as well as proxies for the underlying strategies.

—	Hedge fund strategies may include long/short equity, credit, event-driven, relative value and global macro/directional strategies.

—	Private equity strategies (including listed private equity) may include buyout or venture capital investments, as well as private natural resources and infrastructure strategies.

—	Real asset strategies may include investments in commodities, commodity-linked equities and inflation-linked bonds.

—	Real estate strategies may include investments in real estate investment trusts (“REITs”) and private real estate funds.

—	Enhanced credit strategies may include non-traditional strategies such as investments in liquid credit, distressed debt, emerging market debt, high yield and non-traditional asset-backed investments.

—	Opportunistic strategies may include hedges, portfolio tilts, portfolio overlays and special situations investments.

What factors influenced performance?

—

During the period, the Master Fund’s exposure to hedge funds was the largest contributor to the Funds’ positive performance. Within hedge funds, positive returns were concentrated in the Master Fund’s exposure to event-driven and long/short credit strategies. Elsewhere in the Master Fund, exposure to enhanced credit strategies contributed positively, as did exposure to real estate strategies in the form of REITs. Private equity strategies also contributed positively to returns.

—	The Master Fund’s allocation to hedges via equity options, commodities (within the real assets strategy allocation) and relative value strategies (within hedge funds) negatively impacted performance.

Describe recent portfolio activity.

—

At the beginning of the period, the Master Fund established a number of long-term positions. Specifically, the Master Fund invested in hedge funds, enhanced credit strategies (via two hedge funds and an exchange-traded fund), listed private equity strategies, real asset strategies (including common stocks, exchange-traded funds and a derivative) and real estate strategies via a REIT Portfolio Fund. The Master Fund also took a hedge position against downside equity risks. This initial positioning resulted in an equity beta (i.e., a measure of the Master Fund’s sensitivity to equity market movements) of 0.4, which implies that the Master Fund’s investments would move at roughly 40% of the equity market’s movement. This equity beta exposure came largely from the Master Fund’s exchange-traded funds for private equity, natural resources and real estate Portfolio Funds. As market volatility increased in May, the Master Fund reduced risk by selling some of its energy and commodity exposure in its real assets strategy allocation (commodity

4	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Funds Summary as of September 30, 2012 (continued)

derivatives and an exchange-traded fund) and buying equity put spread options. As financial markets stabilized over the remainder of the period, the Master Fund gradually added back risk by increasing commodity exposure through the use of derivatives and an investment in an exchange traded fund. Additionally, the Master Fund invested in listed private equity securities and exchange-traded funds to gain exposure to emerging market debt and high yield securities within the enhanced credit strategy allocation.

Describe portfolio positioning at period end.

—

At period end, the Master Fund held exposure across a flexible set of strategies. The Master Fund achieved exposure to these strategies through various investment vehicles, which for purposes of financial reporting, are categorized as Portfolio Funds, common stocks and exchange-traded funds. The Master Fund also held an allocation to cash for future investments, which did not have a material impact on performance for the period. However, from a strategy allocation perspective, the Master Fund’s period-end exposures included 46% in hedge fund strategies, 17% in real asset strategies, 17% in enhanced credit strategies, 8% in private equity strategies and 8% in real estate strategies, with the remainder in cash. The Master Fund’s private equity exposure was held in exchange-traded funds to provide market exposure with an attractive income profile. While maintaining a positive long-term outlook for commodity prices, the Master Fund remained focused on tactical management of its commodity positions for the short-term. The Master Fund was positioned to benefit from potential commodity price increases in the long-term through its exposure to energy equities. The Master Fund also held an allocation to gold as a hedge against inflation and US dollar currency risk. The Master Fund ended the period with an equity beta of 0.4.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	5

Funds Summary as of September 30, 2012 (continued)

Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the Core Fund and the index does not necessarily reflect the actual investment strategy of the Core Fund.

[4]	Commencement of operations.

Core Fund Performance Summary for the Period Ended September 30, 2012

		Total Returns[5]
		Since Inception[6]
	w/o sales charge		w/sales charge
Core Fund	2.30%		(0.77)%
60% S&P 500 Index/40% Barclays U.S. Aggregate Index	3.63		N/A
S&P 500 Index	3.43		N/A
Barclays US Aggregate Index	3.68		N/A
HFRI FOF Composite Index	0.05		N/A
The BofA Merrill Lynch 3-Month US Treasury Bill	0.06		N/A
[5]	Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution fees. See “About Fund Performance” on page 9.
[6]

The Core Fund commenced operations on April 2, 2012. The since inception returns for all indices are calculated from March 30, 2012. N/A—Not applicable as the indices do not have a sales charge.
Past performance is not indicative of future results.

6	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Funds Summary as of September 30, 2012 (continued)

FB Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The FB Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the FB Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the FB Core Fund and the index does not necessarily reflect the actual investment strategy of the FB Core Fund.

[4]	Commencement of operations.

FB Core Fund Performance Summary for the Period Ended September 30, 2012

		Total Returns[5]
		Since Inception[6]
	w/o sales charge		w/sales charge
FB Core Fund	1.30%		N/A
60% S&P 500 Index/40% Barclays U.S. Aggregate Index	3.63		N/A
S&P 500 Index	3.43		N/A
Barclays US Aggregate Index	3.68		N/A
HFRI FOF Composite Index	0.05		N/A
The BofA Merrill Lynch 3-Month US Treasury Bill	0.06		N/A
[5]	Assuming maximum sales charges, if any. See “About Fund Performance” on page 9.
[6]

The FB Core Fund commenced operations on April 2, 2012. The since inception returns for all indices are calculated from March 30, 2012. N/A—Not applicable as FB Core Fund and indices do not have a sales charge.
Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	7

Funds Summary as of September 30, 2012 (continued)

TEI Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The TEI Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the TEI Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the TEI Core Fund and the index does not necessarily reflect the actual investment strategy of the TEI Core Fund.

[4]	Commencement of operations.

TEI Core Fund Performance Summary for the Period Ended September 30, 2012

		Total Returns[5]
		Since Inception[6]
	w/o sales charge		w/sales charge
TEI Core Fund	2.00%		(1.06)%
60% S&P 500 Index/40% Barclays U.S. Aggregate Index	3.63		N/A
S&P 500 Index	3.43		N/A
Barclays US Aggregate Index	3.68		N/A
HFRI FOF Composite Index	0.05		N/A
The BofA Merrill Lynch 3-Month US Treasury Bill	0.06		N/A

[5]	Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution fees. See “About Fund Performance” on page 9.

[6]	The TEI Core Fund commenced operations on April 2, 2012. The since inception returns for all indices are calculated from March 30, 2012.

N/A - Not applicable as the indices do not have a sales charge.

Past performance is not indicative of future results.

8	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Funds Summary as of September 30, 2012 (continued)

FB TEI Core Fund Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

The FB TEI Core Fund invests all of its assets in the Master Fund. The Master Fund provides investors active asset allocation and access to investment managers of alternative strategies that are primarily available to institutional and “super”-high net worth investors. “Alternative Strategies” include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives based strategies).

[3]

Indices are presented merely to show general trends in the markets for the period and are not intended to imply that the FB TEI Core Fund’s portfolio is benchmarked to the indices either in composition or level of risk. The indices are unmanaged, not investable, have no expenses and/or are net of expenses, and reflect reinvestment of dividends and distributions. Index data is provided for comparative purposes only. A variety of factors may cause an index to be an inaccurate benchmark for the FB TEI Core Fund and the index does not necessarily reflect the actual investment strategy of the FB TEI Core Fund.

[4]	Commencement of operations.

FB TEI Core Fund Performance Summary for the Period Ended September 30, 2012

		Total Returns[5]
		Since Inception[6]
	w/o sales charge		w/ sales charge
FB TEI Core Fund	2.80%		N/A
60% S&P 500 Index/40% Barclays U.S. Aggregate Index	3.63		N/A
S&P 500 Index	3.43		N/A
Barclays US Aggregate Index	3.68		N/A
HFRI FOF Composite Index	0.05		N/A
The BofA Merrill Lynch 3-Month US Treasury Bill	0.06		N/A

[5]	Assuming maximum sales charges, if any. See “About Fund Performance” below.

[6]	The FB TEI Core Fund commenced operations on April 2, 2012. The since inception returns for all indices are calcualted from March 30, 2012.

N/A - Not applicable as FB TEI Core Fund and indices do not have a sales charge.

Past performance is not indicative of future results.

About Fund Performance

The Core Fund Units and the TEI Core Fund Units incur a maximum initial sales charge of 3.00% and an annual distribution fee of 1.00%. There is no sales charge or distribution fee for the FB Core Fund Units and the FB TEI Core Fund Units.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The Feeder Funds charge a 2.00% early repurchase fee for Members who tender their Units to a Feeder Fund in connection with a tender offer with a valuation date that is prior to the business day immediately preceding the one-year anniversary of the Member’s purchase of the respective Units. Performance data does not reflect this potential fee. Investment return and the principal value of Units will fluctuate so that Units, when and if repurchased pursuant to a tender offer, if any, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of the Funds’ expenses during the period described above. Without such waiver and/or reimbursement, the Funds’ performance would have been lower.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	9

Funds Summary as of September 30, 2012 (concluded)

Fund Information

The table below summarizes the changes in the Funds’ monthly net asset value per Unit:

	9/30/2012	4/2/12[1]	Change	High	Low
Core Fund	$10.23	$10.00	2.30%	$10.23	$9.62
FB Core Fund	10.13	10.00	1.30	10.13	9.64
TEI Core Fund	10.20	10.00	2.00	10.20	9.62
FB TEI Core Fund	10.28	10.00	2.80	10.28	9.64
[1]	Commencement of Operations. The Funds are continuously offered closed-end funds that do not trade on an exchange.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and early withdrawal fees; and (b) operating expenses, including; administration fees, distribution fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 2, 2012 and held through September 30, 2012) is intended to assist members both in calculating operating expenses based on an investment in the Funds and in comparing these operating expenses with similar costs of investing in other funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ member reports.

The expenses shown in the table are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or early withdrawal fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical[3]
	Beginning Account Value April 2, 2012[1]	Ending Account Value September 30, 2012	Expenses Paid During the Period[2]	Beginning Account Value April 2, 2012[1]	Ending Account Value September 30, 2012	Expenses Paid During the Period[2]	Annualized Expense Ratio
Core Fund	$1,000.00	$1,023.00	$13.67	$1,000.00	$1,011.48	$13.67	2.71%
FB Core Fund	$1,000.00	$1,013.00	$7.58	$1,000.00	$1,017.50	$7.64	1.51%
TEI Core Fund	$1,000.00	$1,020.00	$13.45	$1,000.00	$1,011.68	$13.46	2.67%
FB TEI Core Fund	$1,000.00	$1,028.00	$8.60	$1,000.00	$1,016.55	$8.59	1.70%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.

[2]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

10	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Statements of Assets, Liabilities and Members’ Capital

September 30, 2012 (Unaudited)	Core Fund	FB Core Fund	TEI Core Fund[1]	FB TEI Core Fund[1]
Assets
Investment at value - Master Fund	$156,871	$30,465,611	$147,400	$157,983
Deferred offering costs	72,426	77,630	72,426	72,265

Total assets	229,297	30,543,241	219,826	230,248

Liabilities
Due to advisor	39,764	45,804	8,086	9,161
Offering costs payable	34,849	45,257	58,220	57,898
Professional fees payable	19,537	20,000	13,271	22,496
Administration fees payable	2,838	2,875	5,650	5,650
Distribution fees payable	332	–	332	–
Other accrued expenses payable	29,679	30,065	32,224	32,219

Total liabilities	126,999	144,001	117,783	127,424

Members’ capital	$102,298	$30,399,240	$102,043	$102,824

Members’ Capital Consists of
Paid-in capital	$100,000	$30,001,000	$100,000	$100,000
Accumulated net investment loss	(581)	(48,046)	(593)	(82)
Accumulated net realized loss allocated from the Master Fund	(2,169)	(561,727)	(2,121)	(2,175)
Net unrealized appreciation/depreciation allocated from the Master Fund	5,048	1,008,013	4,757	5,081

Members’ capital	$102,298	$30,399,240	$102,043	$102,824

Net Asset Value
Units outstanding	10,000	3,000,897	10,000	10,000
Net asset value	$10.23	$10.13	$10.20	$10.28

Cost - investment in the Master Fund	$154,077	$30,058,697	$144,856	$155,159

[1]	Consolidated Statement of Assets, Liabilities and Members’ Capital

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	11

Statements of Operations

Period April 2, 2012[1] to September 30, 2012 (Unaudited)	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]
Investment Income

Net investment loss allocated from the Master Fund:
Dividends - affiliated	$13	$3,328	$13	$13
Dividends - unaffiliated	733	169,567	704	736
Other income	9	1,835	9	9
Expenses	(1,561)	(402,529)	(1,524)	(1,563)
Fees waived	721	188,427	706	723

Total loss	(85)	(39,372)	(92)	(82)

Expenses

Offering	72,426	77,630	72,426	72,265
Organization	59,000	59,000	59,000	59,000
Professional	23,333	23,333	36,116	35,116
Registration	20,000	20,000	20,000	20,000
Printing	6,800	6,800	6,800	6,800
Administration	3,800	3,837	7,550	7,550
Distribution	496	–	496	–
Custody	91	88	91	86
Miscellaneous	2,000	2,000	2,000	2,000

Total expenses	187,946	192,688	204,479	202,817
Less expenses reimbursed by advisor	(187,450)	(184,014)	(203,978)	(202,817)

Total expenses after fees waived and reimbursed	496	8,674	501	–

Net investment loss	(581)	(48,046)	(593)	(82)

Realized and Unrealized Gain (Loss) Allocated from the Master Fund
Net realized loss	(2,169)	(561,727)	(2,121)	(2,175)
Net change in unrealized appreciation/depreciation	5,048	1,008,013	4,757	5,081

Total realized and unrealized gain	2,879	446,286	2,636	2,906

Net Increase in Members’ Capital Resulting from Operations	$2,298	$398,240	$2,043	$2,824

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Statement of Operations

See Notes to Feeder Funds’ Financial Statements.

12	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Statements of Changes in Members’ Capital

	Period April 2, 2012[1] to September 30, 2012 (Unaudited)
Increase (Decrease) in Members’ Capital:	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]
Operations
Net investment loss	$ (581)	$ (48,046)	$ (593)	$ (82)
Net realized loss	(2,169)	(561,727)	(2,121)	(2,175)
Net change in unrealized appreciation/depreciation	5,048	1,008,013	4,757	5,081

Net increase in members’ capital resulting from operations	2,298	398,240	2,043	2,824

Capital Transactions
Proceeds from the issuance of units	100,000	30,001,000	100,000	100,000

Members’ Capital
Total increase in members’ capital	102,298	30,399,240	102,043	102,824
Beginning of period	–	–	–	–

End of period	$ 102,298	$ 30,399,240	$ 102,043	$ 102,824

Accumulated net investment loss	$ (581)	$ (48,046)	$ (593)	$ (82)

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Statement of Changes in Members’ Capital

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	13

Statements of Cash Flows

Period April 2, 2012[1] to September 30, 2012 (Unaudited)	Core Fund	FB Core Fund	TEI Core Fund[2]	FB TEI Core Fund[2]
Cash Provided by (Used for) Operating Activities
Net increase in members’ capital resulting from operations	$ 2,298	$ 398,240	$ 2,043	$ 2,824
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by (used for) operating activities:
Increase in due to advisor	39,764	45,804	8,086	9,161
Increase in offering costs payable	34,849	45,257	58,220	57,898
Increase in professional fees payable	19,537	20,000	13,271	22,496
Increase in administration fees payable	2,838	2,875	5,650	5,650
Increase in distribution fees payable	332	–	332	–
Increase in other accrued expenses payable	29,679	30,065	32,224	32,219
Net investment loss allocated from the Master Fund	85	39,372	92	82
Net realized loss allocated from the Master Fund	2,169	561,727	2,121	2,175
Net change in unrealized appreciation/depreciation allocated from the Master Fund	(5,048)	(1,008,013)	(4,757)	(5,081)
Purchases of units in the Master Fund	(163,830)	(30,067,645)	(170,372)	(170,457)
Proceeds from withdrawals from the Master Fund	9,753	8,948	25,516	15,298
Amortization of deferred offering costs	72,426	77,630	72,426	72,265

Cash provided by (used for) operating activities	44,852	(29,845,740)	44,852	44,530

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of units	100,000	30,001,000	100,000	100,000
Cash payments for offering costs	(144,852)	(155,260)	(144,852)	(144,530)

Cash provided by (used for) financing activities	(44,852)	29,845,740	(44,852)	(44,530)

Cash
Net increase in cash	–	–	–	–
Cash at beginning of period	–	–	–	–

Cash at end of period	$ –	$ –	$ –	$ –

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Statement of Cash Flows

See Notes to Feeder Funds’ Financial Statements.

14	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Financial Highlights

	Period April 2, 2012[1] to September 30, 2012 (Unaudited)
	Core Fund		FB Core Fund		TEI Core Fund[2]		FB TEI Core Fund[2]

Per Unit Operating Performance
Net asset value, beginning of period	$10.00	[3]	$10.00		$10.00	[3]	$10.00
Net investment loss[4]	(0.06)		(0.02)		(0.06)		(0.01)
Net realized and unrealized gain	0.29		0.15		0.26		0.29
Net increase from investment operations	0.23		0.13		0.20		0.28
Net asset value, end of period	$10.23		$10.13		$10.20		$10.28

Total Investment Return[5]
Based on net asset value	2.30%	[6]	1.30%	[6]	2.00%	[6]	2.80%	[6]

Ratios to Average Members’ Capital[7,8,9]
Total expenses[10]	324.20%		3.64%		357.72%		353.61%
Total expenses after fees waived and reimbursed	2.71%		1.51%		2.67%		1.70%
Net investment loss	(1.18)%		(0.33)%		(1.20)%		(0.17)%

Supplemental Data
Members’ capital, end of period (000)	$102		$30,399		$102		$103
Portfolio turnover (Master Fund)	18%		18%		18%		18%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Feeder Funds.
[2]	Consolidated Financial Highlights
[3]	Net asset value, beginning of period, reflects a deduction of $0.30 per unit sales charges from initial offering price of $10.30 per unit.
[4]	Based on average units outstanding.
[5]

Where applicable, total investment returns exclude the effects of any sales charges. The Feeder Funds are continuously offered closed-end funds, the units of which are offered at net asset value. No secondary market for the Feeder Funds’ units exists.

[6]	Aggregate total investment return.
[7]	Annualized
[8]	Includes the Feeder Fund’s share of the Master Fund’s allocated net expenses and/or net investment loss.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately 5.25% for each Fund.
[10]

Organization expenses were not annualized in the calculation of expense ratios. If these ratios were annualized, the total expenses would have been 384.21%, 4.04%, 417.74% and 413.49% for the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund, respectively.

See Notes to Feeder Funds’ Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	15

Notes to Feeder Funds’ Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund” and, together with the Core Fund, the “Core Funds”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Core Fund”) and BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Core Fund” and together with the TEI Core Fund, the “TEI Core Funds”) (and collectively the “Feeder Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. Each Feeder Fund is organized as a Delaware limited liability company. The Feeder Funds’ investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a portfolio of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Core Funds seek to achieve their investment objective by investing all of their assets in BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, together with the Feeder Funds, the “Funds”). The TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the TEI Core Fund, and the FB TEI Core Fund invests all or substantially all of its investable assets in BlackRock Alternatives Allocation FB Portfolio, Ltd., a Cayman Islands exempted limited company limited by shares that has the same investment objective as the FB TEI Core Fund (the Cayman Island companies are referred to collectively as the “Offshore Funds”). The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund. The Master Fund has the same investment objective and strategies as the Feeder Funds and is an affiliate of the Feeder Funds. The Feeder Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The Feeder Funds each continuously offer one class of limited liability company interests (“Units”), which may be sold to certain eligible investors with a front-end sales charge for the Core Fund and the TEI Core Fund of up to 3.00%. There is no front-end sales charge for the FB Core Fund or the FB TEI Core Fund.

As of September 30, 2012, the percentages of the Master Fund’s members’ capital owned by the Core Fund, the FB Core Fund, the TEI Core Fund and the FB TEI Core Fund were 0.51%, 98.47%, 0.48% and 0.51%, respectively. The performance of the Feeder Funds is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

Prior to commencement of operations on April 2, 2012, there were no operations other than a sale to BlackRock HoldCo 2, Inc. (“BR HoldCo”)

of 9,000 Units for $90,000 and to BlackRock Advisors LLC (the “Advisor”) of 1,000 Units for $10,000 ($10.00 per unit) in each of the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund. Both BR HoldCo and the Advisor are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”).

The following is a summary of significant accounting policies followed by the Feeder Funds:

Basis of Consolidation: The accompanying consolidated financial statements for each of the TEI Core Fund and the FB TEI Core Fund includes the accounts of its respective Offshore Fund. Intercompany accounts and transactions have been eliminated. The Offshore Funds are subject to the same investment policies and restrictions that apply to the TEI Core Funds.

Valuation: US GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Feeder Funds’ policy is to fair value their respective financial instruments at market value. The Feeder Funds record their investment in the Master Fund at fair value based on each Feeder Fund’s proportionate interest in the members’ capital of the Master Fund. Valuation of securities held by the Master Fund is discussed in Note 1 of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted on a trade date basis. Each Feeder Fund records daily its proportionate share of the Master Fund’s income, expenses and realized and unrealized gains and losses. In addition, each Feeder Fund accrues its own expenses.

Income Taxes: Each Feeder Fund is classified as a partnership for federal income tax purposes. As such, each investor in a Feeder Fund is treated as the owner of its proportionate share of members’ capital, income, expenses and realized and unrealized gains and losses of that Feeder Fund. Therefore, no federal income tax provision is required.

Each Feeder Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs of $59,197, $117,390, $59,197 and $59,197 for the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund, respectively, including each Feeder Fund’s pro rata allocation of $59,000 allocated from the Master Fund, which is shown as expenses allocated from the Master Fund, associated with the establishment of each Feeder Fund and the Master Fund were expensed by each Feeder Fund and the Master Fund and reimbursed by the Advisor. Offering costs of $144,852, $155,260, $144,852 and $144,530 for the Core Fund, FB Core Fund, TEI Core Fund and FB TEI Core Fund, respectively, associated with the establishment of each Feeder Fund are amortized over a 12-month period beginning with the commencement of operations.

16	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Notes to Feeder Funds’ Financial Statements (continued)

Other: Expenses directly related to the Feeder Funds are charged to the Feeder Funds. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Feeder Fund, together with the Master Fund, has entered into an Investment Advisory Agreement with the Advisor to provide investment advisory and administration services. The Advisor is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end members’ capital. While the Feeder Funds will not pay a fee directly to the Advisor so long as the Feeder Funds remain feeders of the Master Fund, they will indirectly bear this fee on a proportionate basis as represented by the Feeder Funds’ interests in the Master Fund.

Each Feeder Fund, together with the Master Fund and the Advisor, has entered into a separate investment sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Advisor.

Each Feeder Fund has entered into an Expense Limitation Agreement (the “Expense Agreement”) in which the Advisor has agreed to pay certain operating and other expenses of the Feeder Fund in order to limit certain expenses to 0.50% of the respective Feeder Fund’s average members’ capital (the “Expense Cap”).

Expenses covered by the Expense Cap include all of a Feeder Fund’s expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a portfolio fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Funds’, Offshore Funds’ or Master Fund’s business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Feeder Funds’ distributor or financial intermediaries.

If the operating expenses of a Feeder Fund that received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Feeder Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Feeder Fund’s investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund’s covered expenses to exceed the Expense Cap. In certain instances, reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund’s expenses below 0.50% of that Feeder Fund’s average members’ capital may result in certain of another Feeder Fund’s expenses being less than that Feeder Fund’s expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

The amount of expenses waived or reimbursed to date as a result of the Expense Cap and available for future recoupment under the Expense Agreement are $188,171, $372,441, $204,684 and $203,540 for the Core Fund, the FB Core Fund, the TEI Core Fund and the FB TEI Core Fund, respectively, each of which will expire on March 31, 2015.

The Feeder Funds have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Advisor. Pursuant to distribution and service plans adopted by the Boards of Directors of the Core Fund and TEI Core Fund, the Core Fund and TEI Core Fund pay BRIL ongoing distribution fees. These fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 1.00% of their month-end members’ capital. The distribution fee is not applicable to the FB Core Fund or the FB TEI Core Fund.

3. Capital Share Transactions:

For the FB Core Fund, units issued and outstanding during the period April 2, 2012 to September 30, 2012 increased 2,959,000 as a result of Units sold to BR HoldCo and the Advisor, and increased 31,897 as a result of Units sold to other eligible investors. During the period April 2, 2012 to September 30, 2012, there were no increases in Units issued and outstanding for the Core Fund, TEI Core Fund or FB TEI Core Fund. At September 30, 2012, 10,000, 2,969,000, 10,000 and 10,000 Units of the Core Fund, the FB Core Fund, the TEI Core Fund and the FB TEI Core Fund, respectively, were owned by BR HoldCo and the Advisor, affiliates of the Feeder Funds.

Units are offered at closings, for purchase as of the first business day of each month or at such other times as determined in the discretion of the Boards of Directors of the Feeder Funds (the “Boards”, individually a “Board”).

Each Feeder Fund may choose to conduct quarterly tender offers for up to 10% of its net asset value at the time in the sole discretion of its Board. The valuation date for the first such tender offer, if any, will not be earlier than the last business day of June in 2013. In a tender offer, a Feeder Fund repurchases outstanding Units at its net asset value on the valuation date for the tender offer, which would generally be expected to be the last business day of March, June, September or December. In any given year, the Advisor may or may not recommend to the Boards that the Feeder Funds conduct tender offers. Accordingly, there may be years

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	17

Notes to Feeder Funds’ Financial Statements (concluded)

in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

The Board will generally not approve a tender offer for the Feeder Funds if Restricted Liquidity Assets (as defined below) represent greater than 40% of the Master Fund’s net assets (as of the Feeder Funds’ most recent valuation date), unless the Board concludes in its discretion that approving a tender offer would nonetheless be in the best interests of the Feeder Funds, the Master Fund and their members. If (i) the Feeder Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund’s assets, and (ii) Restricted Liquidity Assets represent greater than 40% of the Master Fund’s net assets as of the valuation date falling on the last business day of such sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Feeder Funds and the Master Fund is in the best interests of each Fund and its members. “Restricted Liquidity Assets” means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

The Feeder Funds expect that the Master Fund will offer to repurchase Units from its members (i.e., the Feeder Funds) on a quarterly basis in order to permit the Feeder Funds to conduct repurchase offers for their Units. Each time the Feeder Funds make a tender offer for their Units, it is expected that the Master Fund will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase. At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund. However, there is no assurance that the Master Fund Board will, in fact, decide to undertake any repurchase offer. The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members.

A 2.00% early repurchase fee payable to a Feeder Fund will be charged to any member that tenders its Units to such Feeder Fund in connection with a tender offer with a valuation date that is prior to the business day immediately preceding the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Feeder Fund for the costs incurred in liquidating investments in the Master Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Funds’ investment program.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Feeder Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Portfolio Information	Master Fund

As of September 30, 2012

The following charts show the ten largest holdings and portfolio composition as a percentage of the Master Fund’s long-term investments:

Portfolio Holdings	9/30/2012
Urdang Global Real Estate Securities Fund LP	9%
Loomis High Yield Full Discretion NHIT	7
Pictet Emerging Local Currency Debt Fund, LLC	6
Energy Select Sector SPDR Fund	5
Magnetar Capital Fund II LP	4
Davidson Kempner Institutional Partners LP	4
HBK Fund II LP	4
Pentwater Event Fund LLC	4
Scout Capital Partners II LP	4
Myriad Opportunities US Fund, Ltd	4

Portfolio Composition	9/30/2012
Portfolio Funds	74%
Common Stocks	9
Exchange-Traded Funds	11
Exchange-Traded Limited Partnerships	6

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	19

Schedule of Investments September 30, 2012	Master Fund (Percentages shown are based on Members’ Capital)

Portfolio Funds		Value
Directional Trading – 3.0%
Fortress Asia Macro Fund LP		$940,705

Event Driven – 7.0%
Davidson Kempner Institutional Partners LP		1,133,941
Pentwater Event Fund LLC		1,029,960
		2,163,901
Fundamental Long/Short – 18.8%
Claren Road Credit Partners LP		1,005,168
Empire Capital Partners LP		851,515
Glenview Institutional Partners LP		948,548
Myriad Opportunities US Fund, Ltd.		1,017,867
One William Street Capital Partners LP		951,407
Scout Capital Partners II LP		1,026,363
		5,800,868
Opportunistic – 11.2%
Loomis High Yield Full Discretion NHIT		1,759,166
Pictet Emerging Local Currency Debt Fund, LLC		1,701,482
		3,460,648
Real Estate – 7.8%
Urdang Global Real Estate Securities Fund LP		2,424,848
Relative Value – 15.8%
BG Fund		881,937
HBK Fund II LP		1,034,040
Magnetar Capital Fund II LP		1,150,131
Peak6 Performance Fund LLC		877,680
Stratus Feeder LLC		953,611
		4,897,399
Total Portfolio Funds – 63.6%		19,688,369

Common Stocks	Shares
Diversified Financial Services – 8.0%
Ares Capital Corp.	29,286	501,962
Golub Capital BDC, Inc.	31,276	497,288
Hercules Technology Growth Capital, Inc.	42,720	470,347
PennantPark Investment Corp.	45,823	486,182
THL Credit, Inc.	36,606	513,582
Total Common Stocks – 8.0%		2,469,361

Exchange-Traded Funds
Energy Select Sector SPDR Fund	17,230	1,266,060
SPDR Barclays Capital Emerging Markets Local Bond ETF	28,508	919,098
SPDR Barclays Capital High Yield Bond ETF	21,840	878,405
Total Exchange-Traded Funds – 9.9%		3,063,563

Exchange-Traded Limited Partnerships	Shares	Value
Oil, Gas & Consumable Fuels – 5.0%
Access Midstream Partners LP	5,047	$167,207
DCP Midstream Partners LP	2,029	94,227
Enbridge Energy Partners LP	1,937	57,025
Energy Transfer Partners LP	2,622	111,619
Enterprise Products Partners LP	2,972	159,299
Kinder Morgan Energy Partners LP	725	59,813
Markwest Energy Partners LP	3,490	189,926
ONEOK Partners LP	2,963	176,299
Plains All American Pipeline LP	4,666	205,771
Targa Resources Partners LP	3,255	139,574
Western Gas Partners LP	1,690	85,193
Williams Partners LP	1,855	101,431

Total Exchange-Traded Limited Partnerships – 5.0%		1,547,384

Total Long-Term Investments (Cost – $25,916,954) – 86.5%		26,768,677

Short-Term Securities
Money Market Funds – 3.2%
BlackRock Liquidity Funds, TempFund, Institutional Class (a)	987,294	987,294

Total Short-Term Securities (Cost – $987,294) – 3.2%		987,294

Total Investments (Cost $26,904,248*) – 89.7%		27,755,971

Other Assets Less Liabilities – 10.3%		3,182,026

Members’ Capital – 100.0%		$30,937,997

*	As of September 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$26,904,248
Gross unrealized appreciation.	$964,044
Gross unrealized depreciation.	(112,321)
Net unrealized appreciation	$851,723

See Notes to Master Fund’s Financial Statements.

20	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Schedule of Investments (continued)	Master Fund

(a)	Investments in companies considered to be an affiliate of the Master Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 2, 2012[1]	Shares Purchased	Shares Held at September 30, 2012	Value at September 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	–	987,294[2]	987,294	$987,294	$3,368

[1]Commencement	of Operations.
[2]Represents	net shares purchased.

—	Total return swaps outstanding as of September 30, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Change in Return of 8 Futures Contracts on Gold 100 Oz Dec 12	0.00%[1]	JPMorgan Chase Bank, N.A.	7/02/13	USD 1,248	$171,512

[1]	Master Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Fund has the ability to access;

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs). If the reporting entity has the ability to redeem its investment with the Portfolio Funds at the net asset value per share (or its equivalent) at the measurement date or within the near term and there are no other liquidity restrictions, the Fund’s investment in the Portfolio Fund will be considered Level 2.

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments). Investments in Portfolio Funds that are currently subject to liquidity restrictions that will not be lifted in the near term will be considered Level 3.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Master Fund’s investments in Portfolio Funds not otherwise traded on an active exchange are classified within Level 2 or Level 3 of the fair value hierarchy as the value of these interests are primarily based on the respective net asset value reported by management of each Portfolio Fund rather than actual market transactions and other observable market data. The determination of whether such investment will be classified in Level 2 or Level 3 will be based upon the ability to redeem such investment within a reasonable period of time (within 90 days of the period end and any other month-end). If an investment in a Portfolio Fund may be redeemed within 90 days of the period end and any other month-end, and the fair value of the investment is based on information provided by management of the Portfolio Funds, it is classified as Level 2; in all other cases it is classified as Level 3. Changes in valuation techniques and/or redemption features may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Master Fund’s Notes to Financial Statements.

See Notes to Master Fund’s Financial Statements.

	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	21

Schedule of Investments (concluded)	Master Fund

The following tables summarize the Master Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Portfolio Funds:[1]
Directional Trading	–	$940,705	–	$940,705
Event Driven	–	1,133,941	$1,029,960	2,163,901
Fundamental Long/Short	–	851,515	4,949,353	5,800,868
Opportunistic	–	3,460,648	–	3,460,648
Real Estate	–	2,424,848	–	2,424,848
Relative Value	–	1,835,548	3,061,851	4,897,399
Common Stocks:
Diversified Financial Services	$2,469,361	–	–	2,469,361
Exchange-Traded Funds.	3,063,563	–	–	3,063,563
Exchange-Traded Limited Partnerships:
Oil, Gas & Consumable Fuels.	1,547,384	–	–	1,547,384
Short Term Securities:
Money Market Funds.	987,294	–	–	987,294

Total	$8,067,602	$10,647,205	$9,041,164	$27,755,971

[1]	In determining the classification of investments in Portfolio Funds included in the table above, no consideration was given to the classification of securities held by each underlying Portfolio Fund.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Commodity contracts	–	$171,512	–	$171,512

[1]	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation/ depreciation on the instrument.

Certain of the Master Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2012, cash of $2,563,755 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the period ended September 30, 2012.

A reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to members’ capital. The following table is a reconciliation of Level 3 investments:

	Event Driven	Funda- mental Long/ Short	Relative Value	Total
Assets:
Opening Balance, as of April 2, 2012[1]	–	–	–	–
Transfers into Level 3[2]	–	–	–	–
Transfers out of Level 3[2]	–	–	–	–
Accrued discounts/premiums	–	–	–	–
Net realized gain (loss)	–	–	–	–
Net change in unrealized appreciation/ depreciation[3]	$ 79,960	$ 174,353	$ 61,851	$ 316,164
Purchases	950,000	4,775,000	3,000,000	8,725,000
Sales	–	–	–	–
Closing Balance, as of September 30, 2012	$1,029,960	$4,949,353	$3,061,851	$9,041,164

[1]	Commencement of operations.

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of September 30, 2012 was $316,164.

See Notes to Master Fund’s Financial Statements.

22	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Statement of Assets, Liabilities and Members’ Capital

September 30, 2012 (Unaudited)	Master Fund
Assets
Investments in Portfolio Funds at value (cost - $19,000,000)	$19,688,369
Investments in securities at value - unaffiliated (cost - $6,916,954)	7,080,308
Investments in securities at value - affiliated (cost - $987,294)	987,294
Cash	2,563,755
Redemptions receivable from Portfolio Funds	627,475
Unrealized appreciation on swaps	171,512
Receivable for reimbursement from advisor	51,290
Dividends receivable	18,580
Interest receivable	462

Total assets	31,189,045

Liabilities
Professional fees payable	130,000
Advisory fees payable	51,255
Administration fees payable	17,236
Officers’ and Directors’ fees payable	3,536
Other accrued expenses payable	49,021

Total liabilities	251,048

Members’ capital	$30,937,997

Members’ Capital Consists of
Paid-in capital	$29,914,762
Net unrealized appreciation/depreciation	1,023,235

Members’ capital	$30,937,997

See Notes to Master Fund’s Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	23

Statement of Operations

Period April 2, 2012[1] to September 30, 2012 (Unaudited)	Master Fund
Income

Dividends - affiliated	$3,368
Dividends - unaffiliated	171,797
Other income	1,864

Total income	177,029

Expenses

Investment advisory	149,714
Professional	130,000
Organization	59,000
Administration	34,516
Officers and Directors	4,250
Custody	3,009
Miscellaneous	26,827

Total expenses	407,316
Less expenses reimbursed by advisor	(190,641)

Total expenses after fees waived and reimbursed	216,675

Net investment loss	(39,646)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(489,319)
Swaps	(135,365)
Written options	56,303

(568,381)

Net change in unrealized appreciation/depreciation on:
Investments	851,723
Swaps	171,512

1,023,235

Total realized and unrealized gain	454,854

Net Increase in Members’ Capital Resulting from Operations	$415,208

1 Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s Financial Statements.

24	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Statement of Changes in Members’ Capital

Period April 2, 2012[1] to September 30, 2012 (Unaudited)
Increase (Decrease) in Members’ Capital:	Master Fund
Operations
Net investment loss	$(39,646)
Net realized loss	(568,381)
Net change in unrealized appreciation/depreciation	1,023,235

Net increase in members’ capital resulting from operations	415,208

Capital Transactions
Proceeds from the issuance of units	30,582,304
Value of withdrawals	(59,515)

Net increase in members’ capital derived from capital transactions	30,522,789

Members’ Capital
Total increase in members’ capital	30,937,997
Beginning of period	–

End of period	$30,937,997

Accumulated net investment loss	$(39,646)

1 Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	25

Statement of Cash Flows

Period April 2, 2012[1] to September 30, 2012 (Unaudited)	Master Fund
Cash Provided by (Used for) Operating Activities
Net increase in members’ capital resulting from operations	$415,208
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by (used for) operating activities:
Increase in redemptions receivable from Portfolio Funds	(627,475)
Increase in receivable for reimbursement from advisor	(51,290)
Increase in dividend receivable	(18,580)
Increase in interest receivable	(462)
Increase in professional fees payable	130,000
Increase in advisory fees payable	51,255
Increase in administration fees payable	17,236
Increase in Officers’ and Directors’ fees payable	3,536
Increase in other accrued expenses payable	49,021
Net realized (gain) loss	433,016
Net change in unrealized appreciation/depreciation	(1,023,235)
Purchases of long-term investments	(30,840,435)
Sales of long-term investments	4,490,465
Net payments for purchases of short-term securities	(987,294)

Cash provided by (used for) operating activities	(27,959,034)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of units	30,582,304
Value of withdrawals	(59,515)

Cash provided by (used for) financing activities	30,522,789

Cash
Net increase in cash	2,563,755
Cash at beginning of period	–

Cash at end of period	$2,563,755

1 Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.

See Notes to Master Fund’s Financial Statements.

26	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Financial Highlights

Period April 2, 2012[1] to September 30, 2012 (Unaudited)	Master Fund
Total Investment Return[2]
Total investment return	1.30%	[3]

Ratios to Average Members’ Capital
Total expenses[4]	2.53%	[5,6]
Total expenses after fees waived and reimbursed	1.45%	[5,6]
Net investment loss	(0.27)%	[5,6]

Supplemental Data
Members’ capital, end of period (000)	$ 30,938
Portfolio turnover	18%

[1]	Commencement of Operations. Reflects activity prior to April 2, 2012, related to the initial seeding of the Master Fund.
[2]

Where applicable, total investment returns exclude the effects of any sales charges. The Master Fund is a closed-end fund, the units of which are offered at net asset value only to the Feeder Funds. No secondary market for the Master Fund’s units exists.

[3]	Aggregate total investment return.
[4]	Organization expenses were not annualized in the calculation of expense ratios. If these ratios were annualized, the total expenses would have been 2.72%.
[5]	Annualized
[6]	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately 5.25%.

See Notes to Master Fund’s Financial Statements.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	27

Notes to Master Fund’s Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Master Fund is organized as a Delaware limited liability company. The Master Fund’s Limited Liability Company Agreement permits the Board of Directors of the Master Fund (the “Board”) to issue non-transferable interests (“Units”) in the Master Fund, subject to certain limitations. The Master Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results may differ from those estimates.

Prior to commencement of operations on April 2, 2012, the Master Fund had no operations other than an indirect $400,000 capital contribution by BlackRock HoldCo 2, Inc. (“BR HoldCo”) of $360,000 and by BlackRock Advisors LLC (the “Advisor”) of $40,000, through their investments in the Feeder Funds. Both BR HoldCo and the Advisor are wholly owned subsidiaries of BlackRock, Inc. (“BlackRock”). In addition, the Advisor made a direct $10,000 capital contribution to the Master Fund.

The following is a summary of significant accounting policies followed by the Master Fund:

Valuation: US GAAP defines fair value as the price the Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has adopted and approved written policies and procedures (the “Valuation Procedures”) for the purpose of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in interests in private funds or other pooled investment vehicles (collectively the “Portfolio Funds”), and has delegated to the internal valuation committee of the Advisor and its registered investment advisory affiliates (the “BlackRock Global Valuation Committee”) the responsibility for the day-to-day oversight of the valuation of the Master Fund’s investments pursuant to the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis.

General Valuation Policies for Portfolio Funds: In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Master Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s length transaction. In general, the Advisor will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP, and will, in effect, be the fair value of the Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case.

In circumstances where, taking into account the factors and considerations set forth in the Valuation Procedures, the Advisor has reason to believe that the most recent value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in such Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in such Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth in the Valuation Procedures may be the only indicators of the value of an interest in such Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of the Master Fund’s interest in such Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where such Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Valued Assets”), such valuations will be subject to review and approval by the Valuation Committee as outlined in the Valuation Procedures.

The Master Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements. In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Master Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

Valuation of Non-Portfolio Fund Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

28	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Notes to Master Fund’s Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Swap agreements are valued utilizing quotes received daily by the Master Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value

Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Fund either deliver collateral or segregate assets in connection with certain investments (e.g., swaps and options written) the Master Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as the owner of its proportionate share of members’ capital, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required.

The Master Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standard Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets, Liabilities and Members’ Capital and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Fund’s financial statement disclosures.

Organization Costs: Upon commencement of operations, organization costs associated with the establishment of the Master Fund were expensed by the Master Fund and reimbursed by the Advisor. The Advisor reimbursed the Master Fund $59,000 which is included in expenses reimbursed by Advisor in the Statement of Operations.

Other: Expenses directly related to the Master Fund are charged to the Master Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative members’ capital or other appropriate methods.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	29

Notes to Master Fund’s Financial Statements (continued)

The Master Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Fund does not give rise to counterparty credit risk, as options written obligates the Master Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Fund and each of its respective counterparties. An ISDA Master Agreement allows the Master Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Fund from its counterparties are not fully collateralized, contractually or otherwise, the Master Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Fund’s members’ capital declines by a stated percentage or the Master

Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Master Fund to accelerate payment of any net liability owed to the counterparty.

Options: The Master Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Master Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Fund enters into a closing transaction), the Master Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Fund writes a call option, such option is “covered,” meaning that the Master Fund holds the underlying instrument subject to being called by the option counterparty. When the Master Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

The Master Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Fund but not yet delivered, or committed or anticipated to be purchased by the Master Fund.

In purchasing and writing options, the Master Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Fund purchasing or selling a security at a price different from the current market value.

30	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

`
Notes to Master Fund’s Financial Statements (continued)

Swaps: The Master Fund enters into swap agreements, in which the Master Fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Master Fund typically enters into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Master Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Master Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively on the Statement of Assets, Liabilities and Members’ Capital and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets, Liabilities and Members’ Capital. When the swap is terminated, the Master Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•Total return swaps – The Master Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Fund will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Value of Derivative Financial Instruments as of September 30, 2012
	Asset Derivatives
	Statement of Assets, Liabilities and Members’ Capital Location	Value
Commodity contracts	Unrealized appreciation on swaps	$171,512

The Effect of Derivative Financial Instruments in the Statement of Operations Period April 2, 2012 to September 30, 2012
Net Realized Gain (Loss)
Commodity contracts:
Swaps	$(135,365)
Equity contracts:
Options[1]	(127,993)
Other contracts:
Options[1]	(58,565)

Total	$(321,923)

Net Change in Unrealized Appreciation / Depreciation
Commodity contracts:
Swaps	$171,512

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the period ended September 30, 2012, the average contract amounts of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts purchased	111
Average number of option contracts written	65
Average notional value of option contracts purchased	$11,715,000
Average notional value of option contracts written	$6,275,000
Commodity swaps:
Average number of contracts	3
Average notional value	$4,850,041

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder, and an affiliate, for 1940 Act purposes, of BlackRock.

The Master Fund, together with each Feeder Fund, has entered into Investment Advisory Agreements with the Advisor to provide investment advisory and administration services. The Advisor is responsible for the management of the Master Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Fund. For such services, the Master Fund pays the Advisor an annual fee accrued monthly and payable quarterly in arrears, in an amount equal to 1.00% of the Master Fund’s month-end members’ capital.

The Master Fund, together with each Feeder Fund and the Advisor, has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor. The Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Fund to the Advisor.

The Feeder Funds, which invest their assets in the Master Fund, have each entered into an Expense Limitation Agreement (an “Expense Agreement”) in which the Advisor has agreed to pay certain operating and other expenses of the Feeder Funds in order to limit certain expenses to 0.50% of the respective Feeder Fund’s average members’ capital (the

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	31

Notes to Master Fund’s Financial Statements (continued)

“Expense Cap”). In order to maintain a Feeder Fund’s covered expenses below the Expense Cap, it may be necessary for the Advisor to pay certain covered expenses of a Feeder Fund incurred indirectly at the Master Fund level.

Expenses covered by the Expense Cap include all of a Feeder Fund’s expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any, (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund’s, Offshore Fund’s or Master Fund’s business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Feeder Funds’ distributor or financial intermediaries.

Because Master Fund expenses are allocated proportionally to each Feeder Fund, reimbursements at the Master Fund level may, in some circumstances, result in some Feeder Funds benefiting from such reimbursements to a greater degree than other Feeder Funds. The Advisor generally intends to reimburse Feeder Fund-specific expenses covered by the Expense Cap prior to reimbursing expenses at the Master Fund level; provided, however, that if it is necessary for the Advisor to reimburse expenses at the Master Fund level in order to reduce certain of one Feeder Fund’s expenses to below 0.50% of that Feeder Fund’s average members’ capital, then the Advisor generally intends to reimburse expenses specific to other Feeder Funds only to the extent necessary to maintain certain of such Feeder Funds’ expenses below 0.50% of such Feeder Funds’ members’ capital.

If the operating expenses of a Feeder Fund that received a waiver or reimbursement from the Advisor within the preceding two fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Advisor up to the amount of fees waived or expenses reimbursed under the agreement if: (i) the Feeder Fund has more than $50 million in assets, (ii) the Advisor or an affiliate serves as the Feeder Fund’s investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund’s covered expenses to exceed the Expense Cap. In certain instances reimbursements at the Master Fund level in order to maintain certain of one Feeder Fund’s expenses below 0.50% of that Feeder Fund’s average members’ capital may result in certain of another Feeder Fund’s expenses being less than that Feeder Fund’s expense limit, thereby potentially resulting in that Feeder Fund being required to repay the Advisor for previously waived or reimbursed expenses in accordance with the foregoing.

The amount of expenses for the Master Fund reimbursed by the Advisor to date as a result of the Expense Cap and available for future recoupment is $190,641, which expires on March 31, 2015.

Certain officers and/or directors of the Master Fund are officers and/or directors of BlackRock or its affiliates. The Master Fund reimburses the Advisor for compensation paid to the Master Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 2012, were $30,840,435 and $4,490,465, respectively.

Transactions in options written for the period ended September 30, 2012, were as follows:

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	–	$–	$–
Options written	65	6,275	56,303
Options expired	(65)	(6,275)	(56,303)
Options closed	–	–	–
Outstanding options, end of period	–	$–	$–

32	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Notes to Master Fund’s Financial Statements (continued)

5. Investments in Portfolio Funds:

Information reflecting the Master Fund’s investments in Portfolio Funds as of September 30, 2012 is summarized below. The Master Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Master Fund’s portfolio in order to determine whether the Master Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Master Fund as of September 30, 2012.

Investment	Value	% of Master Fund’s Members’ Capital	Primary Geographical Locations*	Redemptions Permitted**
Directional Trading
Fortress Asia Macro Fund LP	$940,705	3.0%	Global, North America, PacRim Developed, PacRim Emerging	Quarterly
Event Driven
Davidson Kempner Institutional Partners LP	1,133,941	3.7%	Africa/Mid East, Central/South Asia, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Pentwater Event Fund LLC	1,029,960	3.3%	North America, PacRim Developed, Western Europe	Annually
Fundamental Long/Short
Claren Road Credit Partners LP	1,005,168	3.2%	North America, Western Europe	Quarterly
Empire Capital Partners LP	851,515	2.8%	North America	Quarterly
Glenview Institutional Partners LP	948,548	3.1%	North America, Western Europe	Quarterly
Myriad Opportunities US Fund, Ltd	1,017,867	3.3%	Central/South Asia, PacRim Developed, PacRim Emerging	Quarterly
One William Street Capital Partners LP	951,407	3.1%	North America	Quarterly
Scout Capital Partners II LP	1,026,363	3.3%	Latin America, North America, Western Europe	Quarterly
Opportunistic
Loomis High Yield Full Discretion NHIT	1,759,166	5.7%	Asia-Pacific, Emerging Europe, Latin America, North America, Western Europe	Daily
Pictet Emerging Local Currency Debt Fund, LLC	1701482	5.5%	Asia-Pacific, Africa, Emerging Europe, Latin America, North America, Western Europe	Monthly
Real Estate
Urdang Global Real Estate Securities Fund LP	2,424,848	7.8%	Asia-Pacific, Latin America, North America, Western Europe	Monthly
Relative Value
BG Fund	881,937	2.9%	North America, PacRim Developed, Western Europe	Monthly
HBK Fund II LP	1,034,040	3.3%	Eastern Europe, Latin America, North America, PacRim Developed, PacRim Emerging, Western Europe	Quarterly
Magnetar Capital Fund II LP	1,150,131	3.7%	North America, Western Europe	Quarterly
Peak6 Performance Fund LLC	877,680	2.8%	North America	Quarterly
Stratus Feeder LLC	953,611	3.1%	North America, Western Europe	Monthly
Total	$19,688,369	63.6%

*Primary Geographic Locations refer to information on which the Master Fund is aware regarding the geographical allocations of the investments held by the Portfolio Funds in which the Master Fund invests. The Master Fund does not have or obtain sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographical allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Master Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Master Fund with respect to investments held by the Portfolio Funds as of September 30, 2012. This information has not been independently verified by the Master Fund and may not be representative of the current geographical allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

**Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	33

Notes to Master Fund’s Financial Statements (continued)

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners of such Portfolio Funds in the form of management fees generally ranging from 1% to 4% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 25% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in the net increase in members’ capital resulting from operations in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments (1)	Gates (2)	Lock-ups (3)	Redemption Frequency (4)	Redemption Notice Period (4)
Directional Trading (a)	$940,705	$ –	$–	$–	Quarterly	30 Days
Event Driven (b)	2,163,901	–	–	–	Quarterly, Annually	65-90 Days
Fundamental Long/Short (c)	5,800,868	–	–	4,949,353	Quarterly	30-90 Days
Opportunistic (d)	3,460,648	–	–	–	Daily, Monthly	None
Real Estate (e)	2,424,848	–	–	–	Monthly	30 Days
Relative Value (f)	4,897,399	–	1,781,895	877,680	Monthly, Quarterly	60-90 Days
Total	$19,688,369	$ –	$ 1,781,895	$ 5,827,033

(1) Represents private investment funds that cannot be voluntarily redeemed by the Master Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from September 30, 2012, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2) Represents investor level and enacted fund level gates, which are limitations of the amount of a Portfolio Fund’s net assets that may be redeemed in any one redemption cycle.

(3) Represents investments that cannot be redeemed without a fee due to a lock-up provision. The lock-up period for these investments ranged from 5 to 12 months at September 30, 2012.

(4) Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.

(a) Investment strategies within this category seek to profit from buying and/or selling securities or financial instruments with a primary focus on seeking to profit primarily from changes in macro-level exposures, such as broad securities markets, interest rates, currency exchange rates, or commodity prices. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2012. Thus, fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(b) Investment strategies within this category concentrate on companies that are, or may be, subject to extraordinary corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activisim or other special situations that alter a company’s financial structure or operating strategy. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(c) Investment strategies within this category involve buying and/or selling a security or financial instrument believed to be significantly under- or over-priced by the market in relation to its potential value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(d) Investment strategies within this category seek to take advantage of pricing, liquidity premium, regulatory impediments or any number of other inefficiencies in the capital markets. It is expected that these opportunistic investments will change thematically over time as the Advisors identify investment opportunities derived from a number of sources. Opportunistic investments will not be limited to specific investment structures or types of investments, and may include commingled fund investments, direct investments (other than in Portfolio Funds), and all forms of public and private equity or fixed income securities or other investments. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

34	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Notes to Master Fund’s Financial Statements (continued)

(e) Investment strategies within this category seek to generate attractive long term returns through the acquisition and disposition of real property, interests in real property and securities related to or secured by real property. Key elements of real estate strategies include the sector focus of the strategy (e.g., industrial, retail, apartment and office) and the geographic concentration (if any). The Funds may also invest in securities, whether equity or debt, of real estate companies, which are companies that derive a majority of their revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or which have a majority of their assets in real estate. Real estate companies include, for example, real estate investment trusts (“REITs”) and other real estate operating companies. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

(f) Investment strategies within this category seek to profit from the mispricing of related financial instruments. This discipline utilizes quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2012. Thus, the fair values of the investments in this category are based on the net asset values provided by management of the Portfolio Funds.

The Master Fund had no unfunded capital commitments as of September 30, 2012.

6. Concentration, Market and Credit Risk:

The Master Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Master Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Master Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Master Fund’s investments in Portfolio Funds at value recorded as assets on the Statement of Assets, Liabilities and Members’ Capital.

The Portfolio Funds in which the Master Fund is invested utilize a wide variety of financial instruments in their trading strategies including OTC options, financial futures contracts, forward contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations.

The Master Fund is designed primarily for long term investors and an investment in the Master Fund’s Units should be considered to be illiquid. The Master Fund’s Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board.

The Master Fund may, but is not obligated to, conduct tender offers to repurchase outstanding Units. If the Master Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Units that are tendered, which may increase risks for remaining members and increase Master Fund expenses. Each Feeder Fund may choose to conduct quarterly tender offers for up to 10% of its net asset value at the time in the sole discretion in the Feeder Fund’s Board. The valuation date for the first such tender offer, if any, will not be earlier than the last business day of June in 2013. In a tender offer, a Feeder Fund repurchases outstanding Units at its net asset value on the valuation date for the tender offer, which would generally be expected to be the last business day of March, June, September and December. The Master Fund expects to offer to repurchase Units from its members (i.e., the Feeder Funds) on a quarterly basis in order to permit the Feeder Funds to conduct repurchase offers for their Units. Each time the Feeder Funds make a tender offer for their Units, the Master Fund expects that it will make a concurrent tender offer to the Feeder Funds to repurchase Units in the Master Fund equivalent in value to the value of the Units that the Feeder Funds are offering to repurchase. At the conclusion of the tender offer period, the Feeder Funds will calculate the aggregate net asset value of the Units tendered and tender an equivalent amount of Units to the Master Fund. However, there is no assurance that the Board will, in fact, decide to undertake any repurchase offer. The Master Fund will repurchase Units or portions thereof only on terms fair to the Master Fund and all of its members. In any given year, the Advisor may or may not recommend to the Boards that tender offers be conducted. Accordingly, there may be years in which no tender offer is made. Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

The Board will generally not approve a tender offer for the Feeder Funds if Restricted Liquidity Assets (as defined below) represent greater than 40% of the Master Fund’s net assets (as of the Feeder Funds’ most recent valuation date), unless the Board concludes in its discretion that approving a tender offer would nonetheless be in the best interests of the Feeder Funds, the Master Fund and their members. If (i) the Feeder Funds have not conducted a tender offer for six consecutive quarters due to the illiquidity of the Master Fund’s assets, and (ii) Restricted Liquidity Assets represent greater than 40% of the Master Fund’s net assets as of the valuation date falling on the last business day of such

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	35

Notes to Master Fund’s Financial Statements (concluded)

sixth consecutive quarter, then the Board will meet to consider, in its sole discretion, whether the complete dissolution of the Feeder Funds and the Master Fund is in the best interests of each Fund and its members. “Restricted Liquidity Assets” means assets that do not trade in any established market and do not provide liquidity at least semi-annually and are not expected to otherwise be reduced to cash within the next six months.

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets, Liabilities and Members’ Capital, less any collateral held by the Master Fund.

7. Liquidity Risk:

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Master Fund is subject to certain redemption/withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

Certain of the Master Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. At September 30, 2012, none of the Master Fund’s members’ capital was subject to Portfolio Funds that had suspended redemptions/withdrawals and none of the Master Fund’s members’ capital was invested directly in side pockets maintained by Portfolio Funds. The Master Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Master Fund is permitted to liquidate its interest in the Portfolio Fund, the Master Fund’s residual interest remains subject to continued exposure to changes in valuations.

The Master Fund may also invest in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Master Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Master Fund’s requested redemption/withdrawal below the requested amount.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Boards of Directors (collectively, the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Alternatives Allocation Portfolio LLC (the “Core Fund”), BlackRock Alternatives Allocation FB Portfolio LLC (the “FB Core Fund”), BlackRock Alternatives Allocation TEI Portfolio LLC (the “TEI Fund”), BlackRock Alternatives Allocation FB TEI Portfolio LLC (the “FB TEI Fund” and, collectively with the Core Fund, the FB Core Fund and the TEI Fund, the “Feeder Funds”) and BlackRock Alternatives Allocation Master Portfolio LLC (the “Master Fund” and, collectively with the Feeder Funds, the “Funds”) met on February 10, 2012 to consider the approval of the investment advisory agreements (the “Advisory Agreements”) among each Feeder Fund, the Master Fund and BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor. The Board also considered the approval of the sub-investment advisory agreements (the “Sub-Advisory Agreement”) among each Feeder Fund, the Master Fund, the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

At the time the Board considered the Agreements, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. At the time the Board considered the Agreements, the Board had established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which was composed of Independent Board Members (except for the Executive Committee, which also had one interested Board Member) and was chaired by an Independent Board Member.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Funds by BlackRock, BlackRock’s personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the February 10, 2012 meeting, the Board received materials specifically relating to the Agreements. The materials provided in connection with the February 10, 2012 meeting included information regarding (i) the investment objective and policies of the Funds; (ii) the team of investment advisory personnel assigned to the Funds; (iii) the Funds’ management fee rate and estimated total operating expenses as compared with a peer group of funds as determined by Lipper, Inc. (“Lipper”); and (iv) certain anticipated direct and indirect “fallout” benefits to BlackRock from its relationship with the Funds. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds, BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of BlackRock and BlackRock’s parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

At a meeting with the Independent Board Members attending in person, on February 10, 2012, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and thereafter unanimously approved each Advisory Agreement among the Manager, each Feeder Fund and the Master Fund, and each Sub-Advisory Agreement among the Manager, the Sub-Advisor, each Feeder Fund and the Master Fund. In approving the Agreements, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services proposed to be provided by BlackRock to the Funds. The Board considered, among other factors, BlackRock’s compliance record, including whether other funds advised by BlackRock have operated within their investment objectives, policies and restrictions, the Funds’ investment objectives, policies and restrictions, the number, education and experience of BlackRock’s investment personnel generally and the Funds’ portfolio management

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Funds’ portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be performed by BlackRock under the Agreements. BlackRock and/or its affiliates will provide the Funds with certain administrative, distribution, shareholder servicing and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and/or its affiliates will provide the Funds with other services, including: (i) preparing disclosure documents, such as the prospectuses in connection with the initial and ongoing public offering of the Funds’ shares and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of Portfolio Management: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, did not consider the performance history of the Funds because the Funds are newly organized and had not yet commenced operations as of the February 10, 2012 meeting.

C. Consideration of the Advisory Fees: The Board, including the Independent Board Members, reviewed the Funds’ contractual management fee rate compared with the other funds in its Lipper category. The Board noted that, so long as the Feeder Funds invested their assets directly or indirectly in the Master Fund, the advisory fee would only be charged at the Master Fund level. It also compared the Funds’ estimated total expenses to those of other comparable funds. The funds within the peer group were selected by Lipper, which is not affiliated with BlackRock.

For the FB Core Fund and FB TEI Fund (the “Fee-Based Feeders”), the Board noted that Lipper had selected a peer group consisting of six funds of hedge funds, as classified by Lipper (excluding the Fee-Based Feeders). Only front-end load and no-load funds were considered by Lipper for inclusion in the peer group. Compared to this peer group, the

Board noted that the Fee-Based Feeders each ranked in the first quartile for both contractual management fees and actual total expenses.

For the Core Fund and TEI Fund (the “Non Fee-Based Feeders”) the Board noted that Lipper had selected a peer group consisting of five funds of hedge funds, as classified by Lipper (excluding the Non Fee-Based Feeders). Only front-end load funds were considered by Lipper for inclusion in the peer group. Compared to this peer group, the Board noted that the Non Fee-Based Feeders each ranked in the first quartile for contractual management fees. The Board also noted that compared to this peer group the Non Fee-Based Feeders ranked in the fourth quartile for actual total expenses. The Board further noted, however, that compared to the peer group the Non Fee-Based Feeders ranked in the first quartile for actual total expenses excluding ongoing distribution and/or service fees.

For all of the Feeder Funds, the Board also considered the relative amount of each Feeder Fund’s estimated actual total expenses that comprised advisory fees, administrator fees, non-management expenses, distribution fees, non-distribution services fees, investment-related expenses and taxes, and further compared these relative amounts to the relative amounts of these expenses for each Feeder Fund’s respective peer group. In particular, the Board noted that differences among the Feeder Funds as compared to their respective peer groups largely resulted from the differing expense structures of the Fee-Based Feeders and the Non Fee-Based Feeders (i.e., that the Non Fee-Based Feeders charged an annual distribution fee whereas the Fee-Based Feeders did not).

The Board then discussed certain limitations of the expense analysis that had been explained by BlackRock. The Board noted that funds comparable to the Funds tracked by Lipper were generally limited to funds of hedge funds, which are substantially different in nature from the Funds, which invest not only in hedge funds, but also in other private investment funds such as private equity funds, and otherwise pursue an “endowment” style of investing. Thus, in addition to the Lipper analysis, the Board compared the Funds to two other funds not included in the Lipper analysis that BlackRock had identified as more directly comparable to the Funds in terms of investment objectives, policies and styles. The Board noted that the Funds’ expenses were generally similar to the Funds’ more direct competitors, and the Board then further discussed both the Lipper analysis and the supplemental comparison provided by BlackRock. The Board recognized that the Lipper analysis had assumed the Feeder Funds would each have a minimum asset level and reflected BlackRock’s agreement to cap certain operating and other expenses of the Funds (excluding the management fee, underlying fund expenses, distribution fee, and other expenses described in the Funds’ prospectuses as being excluded) in order to maintain certain expenses at a maximum of 0.50%.

The Board also received and considered information relating to the Funds’ distribution arrangements, and in particular that the Non Fee-Based Feeders each paid an ongoing distribution fee at an annual rate equal to 1.00% of the applicable Fund’s month-end net asset value to its distributor, BlackRock Investments, LLC (“BRIL”), an affiliate of

38	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

BlackRock. The Board noted that BRIL would generally pay all or a significant portion of these ongoing fees to financial intermediaries hired by BRIL to distribute shares of the applicable Funds, but that BRIL may, in certain circumstances, retain all or a portion of the ongoing distribution fee. In evaluating the benefit of these fees to BRIL and its affiliates (including BlackRock), the Board noted that: (i) BRIL would generally pay all or a significant portion of these fees to third-party financial intermediaries; and (ii) these fees would be paid pursuant to a plan of distribution separately adopted by the Board and the Independent Board Members. The Board also recognized that BlackRock or BlackRock’s affiliates may make additional payments from their own assets to promote the distribution of the Funds’ shares and noted BlackRock’s and BRIL’s view that such payments are made from their own resources, including their legitimate profits, and do not constitute an indirect use of Fund assets for distribution purposes. Upon evaluating these distribution arrangements, the Board concluded that these ongoing distribution and service fees did not result in a material benefit to BRIL and its affiliates (including BlackRock).

Additionally, the Board noted that the Funds’ investment program entailed investing in a portfolio of underlying funds. As a result of this investment program, the Board recognized that the Funds’ members would pay two layers of expense: one set of expenses would be borne indirectly and arise from the Master Fund’s status as an investor in underlying funds, and the other set of expenses would be borne directly by the Funds’ members as investors in the applicable Feeder Fund, including bearing indirectly a proportionate share of the expenses of the Master Fund. The Board then discussed the level of indirect expenses members would bear as a result of the Master Fund’s status as an investor in underlying funds, noting that underlying fund management fees were generally expected to range between 1% and 4% (annualized) of the underlying fund’s average net asset value and that their performance allocations or fees were generally expected to range between 15% and 25% of the underlying fund’s net profits. The Board noted that these fees and expenses were a necessary component of the Funds’ investment program, that they would generally fluctuate from year to year and that BlackRock’s fee was appropriately calibrated in light of these indirect expenses. The Board also discussed and considered the various indirect expenses Feeder Fund members would pay arising from the Funds’ master-feeder structure, as described above, and determined that the relative benefits of a master-feeder structure outweighed the costs and that BlackRock’s fees were also appropriately calibrated in light of the expenses arising from a master-feeder structure.

The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. As the Funds had not yet commenced operations, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock noted, however, that it will provide the Board with such information at future meetings.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase. The Board also considered the extent to which the Funds may benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Funds. The Board noted that unlike most closed-end funds that generally do not experience substantial growth after the initial public offering, the Funds’ shares will be continuously offered and would have the potential for growth beyond initial projections used in establishing the Funds’ fee structure. The Board noted that it would consider the realization of economies of scale as the Funds grow and in subsequent Board meetings.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock and its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution and shareholder services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated exchange-traded funds without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also noted that it received reports and information from BlackRock on brokerage commissions and trade execution practices throughout the year.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Funds were consistent with those generally available to other fund sponsors.

Conclusion

Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their members. In arriving at its decision to approve the Agreements, the Board noted that it did not identify

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

any single factor or group of factors as all-important or controlling, but considered all factors together, and that different Board Members may have attributed different weights to the various factors considered. The Independent Board Members further noted that they were assisted by the advice of independent legal counsel in making this determination.

40	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board,
Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President[1]

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary[2]

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

[2]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

The Funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012	41

Additional Information

General Information

Quarterly and monthly performance, semi-annual and annual reports and other information regarding the Funds may be found under “Alternative Investments” on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to provide public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	SEMI-ANNUAL REPORT	SEPTEMBER 30, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

[BAAP-9/12-SAR]

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)Not Applicable to this semi-annual report
(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: December 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Alternatives Allocation Portfolio LLC and BlackRock Alternatives Allocation Master Portfolio LLC

Date: December 4, 2012

3